CUSIP NO. 46624E405                                                            9
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                                                                       EXHIBIT 1
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                                    STATEMENT
                          PURSUANT TO RULE 13d-1(k)(1)


                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated: March 18, 2004


                                    JWA INVESTMENTS L.P.


                                    By: JWA Investments Corp.
                                        its general partner


                                        By:  /s/ John W. Adams
                                             ----------------------------------
                                             Name:   John W. Adams
                                             Title:  President



                                    JWA INVESTMENTS CORP.


                                    By: /s/ John W. Adams
                                        ---------------------------------------
                                        Name:   John W. Adams
                                        Title:  President



                                    /s/ John W. Adams
                                    -------------------------------------------
                                    John W. Adams